UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 8, 2005

NEWFIELD EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12534 (Commission File Number)	72-1133047 (I.R.S. Employer Identification No.)

363 N. Sam Houston Parkway E., Suite 2020 Houston, Texas (Address of principal executive offices)	77060 (Zip Code)

Registrant’s telephone number, including area code: (281) 847-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On February 11, 2005, Newfield Exploration Company filed a current report on Form 8-K (the "Report") to disclose, among other matters, that the executive officers named in the Report had been granted restricted share awards that were governed by restricted stock agreements, the form of which was filed as Exhibit 10.1 to the Report. The sole purpose of this amendment is to file a corrected form of restricted stock agreement. Accordingly, Exhibit 10.1 to the Report is hereby replaced in its entirety by Exhibit 10.1 as filed herewith.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1	Form of 2005 TSR Restricted Stock Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY
Date: May 31, 2005	By:	/s/ TERRY W. RATHERT
Terry W. Rathert
Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of 2005 TSR Restricted Stock Agreement.

Exhibit 10.1

NEWFIELD EXPLORATION COMPANY

FORM OF 2005 TSR

RESTRICTED STOCK AGREEMENT

THIS 2005 TSR RESTRICTED STOCK AGREEMENT (this “Agreement”) is made as of _________  ___, 2005 and is by and between Newfield Exploration Company (the “Company”) and ______________ (“Employee”).

1. GRANT.

(a) Restricted Shares. Pursuant to the Newfield Exploration Company 2004 Omnibus Stock Plan (as amended, the “Plan”), ___shares of the Company’s common stock, par value $.01, will be issued in Employee’s name subject to the Forfeiture Restrictions described in Section 2(a) below (the “Restricted Shares”).

(b) Plan Incorporated. Employee acknowledges receipt of a copy of the Plan and agrees that the issuance of the Restricted Shares pursuant to this Agreement shall be subject to all of the terms and provisions of the Plan (including any future amendments thereof), which terms and provisions are incorporated herein for all purposes. Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to such terms in the Plan.

2. RESTRICTIONS. Employee hereby accepts the Restricted Shares when issued and agrees with respect thereto as follows:

(a) Forfeiture Restrictions. Except as otherwise provided in Paragraphs V and IX of the Plan, (i) the Restricted Shares shall not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred or disposed of to the extent then subject to Forfeiture Restrictions, (ii) if, prior to February 1, 2010, Employee’s employment with the Company and its subsidiaries is terminated for any reason (including as described in the last sentence of Paragraph XI(b) of the Plan) other than the death or permanent and total disability (within the meaning of section 22(e)(3) of the Code) (“Disability”) of Employee, Employee shall, for no consideration, forfeit to the Company all Restricted Shares to the extent then subject to Forfeiture Restrictions and (iii) Employee shall, for no consideration, forfeit to the Company all Restricted Shares to the extent subject to Forfeiture Restrictions as of February 1, 2010. The prohibition against transfer and the obligation to forfeit and surrender shares to the Company as provided in this Section 2(a) are herein referred to as “Forfeiture Restrictions.” Forfeiture Restrictions shall be binding upon and enforceable against any transferee of Restricted Shares.

(b) Lapse of Forfeiture Restrictions—Death or Disability. If not previously forfeited, Forfeiture Restrictions with respect to the Restricted Securities shall lapse upon the death or Disability of Employee.

(c) Lapse of Forfeiture Restrictions—Stockholder Return. If not previously forfeited, Forfeiture Restrictions with respect to the Restricted Securities shall lapse in accordance with the following schedule:

Percentage of Restricted
Shares Subject to
Forfeiture Restrictions as
to which Forfeiture
Measurement period	TSR Rank	Restrictions Lapse
36 Months Ending January 31, 2008	Top 7 Top 10 Top 15 Below 15	100% 50% 331/3% 0%
48 Months Ending January 31, 2009	Top 7 Top 10 Top 15 Below 15	100% 80% 50% 0%
60 Months Ending January 31, 2010	Top 7 Top 10 Top 15 Below 15	100% 100% 100% 0%

(i) Forfeiture Restrictions shall lapse as of the February 1 immediately following the last day of the applicable Measurement Period set forth in the schedule above with respect to that percentage of the Restricted Shares that continue to be subject to Forfeiture Restrictions corresponding to the highest TSR Rank (with Top 7 being the highest, Top 10 being the second highest, etc.) achieved for such Measurement Period as determined by the Committee.

(ii) “Initial Peer Group” means the following companies: Apache Corporation, Anadarko Petroleum Corporation, Burlington Resources Inc., Chesapeake Energy Corporation, Cabot Oil & Gas Corporation, Denbury Resources Inc., Devon Energy Corporation, Encana Corporation, EOG Resources, Inc., Forest Oil Corporation, Kerr-McGee Corporation, Murphy Oil Corporation, Nexen Inc., Noble Energy, Inc., Pioneer Natural Resources, Pogo Producing Company, Southwestern Energy Company, Spinnaker Exploration Company, St. Mary Land & Exploration Company, Stone Energy Corporation, Swift Energy Company, The Houston Exploration Company, Talisman Energy Inc., Ultra Petroleum Corp., Vintage Petroleum, Inc., Western Gas Resources, Inc. and XTO Energy Inc.

(iii) “Qualified Peer Group” means (A) the Dow Jones Industrial Average Index, (B) the S&P 500 Index and (C) each company included in the Initial Peer Group that has had its primary common equity security listed or traded on a national securities exchange or the Nasdaq National Market (or any successor thereto) throughout the relevant Measurement Period.

(iv) “TSR Rank” means the Company’s rank from one to one plus the total number of companies and indices comprising the Qualified Peer Group for the relevant Measurement Period with the Company, each such other company and each such index together ranked from best to worst based on the Total Stockholder Return of the Company, each such other company and each such index for such Measurement Period.

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(v) “Total Stockholder Return” for a particular Measurement Period means the rate of return (expressed as a percentage) achieved with respect to the common stock of the Company, the common stock of each company in the Qualified Peer Group and each index included in the Qualified Peer Group for such Measurement Period if (A) $100 were invested in the common stock of each such company or such index at the beginning of such Measurement Period based on the closing price of such common stock or such index on January 31, 2005, (B) all dividends declared with respect to a particular common stock during such Measurement Period are reinvested in such common stock as of the payment date for such dividends (using the closing price of such common stock on such payment date) and (C) the valuation of such common stock or such index at the end of such Measurement Period is based on the average closing price for the last ten trading days occurring on or before the last January 31 of such Measurement Period.

(d) Certificates. A certificate evidencing the Restricted Shares will be issued by the Company in Employee’s name, pursuant to which Employee shall have voting rights and receive dividends. The certificate may bear a legend reciting or incorporating Forfeiture Restrictions and any other legends the Company believes are appropriate, and the Company may cause the certificate to be delivered upon issuance to the Secretary of the Company (or such other person as may be designated by the Committee) as a depositary for safekeeping until Forfeiture Restrictions lapse or forfeiture occurs pursuant to the terms of the Plan and this Agreement. At the Company’s request, Employee shall execute and deliver a stock power, in blank, with respect to the Restricted Shares, and the Company may exercise such stock power in the event of forfeiture. Upon the lapse of Forfeiture Restrictions without forfeiture, the Company will cause a new certificate or certificates to be issued without legend in the name of Employee.

3. COMMUNITY INTEREST OF SPOUSE. The community interest, if any, of any spouse of Employee in any of the Restricted Shares shall be subject to all of the terms, conditions and restrictions of this Agreement and the Plan, and shall be forfeited and surrendered to the Company upon the occurrence of any of the events requiring Employee’s interest in such Restricted Shares to be so forfeited and surrendered pursuant to this Agreement.

4. TAX ELECTION. If Employee makes the election authorized by section 83(b) of the Internal Revenue Code of 1986, as amended, Employee shall submit to the Company a copy of the statement filed by Employee to make such election.

5. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

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IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an authorized officer and Employee has executed this Agreement, all as of the date first above written.

NEWFIELD EXPLORATION COMPANY

By:

David A. Trice
President and Chief Executive Officer

[Employee]

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